UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-01090

                              THE JAPAN FUND, INC.
                                    --------

                            One Freedom Valley Drive
                                 Oaks, PA 19456

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-535-2726
                                    --------

                                AGENT FOR SERVICE

                            One Freedom Valley Drive
                                 Oaks, PA 19456
                                 1-800-535-2726

                                   COPIES TO:
                              Nora M. Jordan, Esq.
                              Davis Polk & Wardwell
                              450 Lexington Avenue
                               New York, NY 10017

                      DATE OF FISCAL YEAR END: SEPTEMBER 30

         DATE OF REPORTING PERIOD: JANUARY 1, 2006 - SEPTEMBER 30, 2006

ITEM 1.    REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

                        THE JAPAN FUND, INC.

                        ANNUAL REPORT
                        September 30, 2006

--------------------------------------------------------------------------------
                                 Class S Shares
--------------------------------------------------------------------------------

                                    [JF LOGO]

--------------------------------------------------------------------------------

Contents
--------------------------------------------------------------------------------

   1  Letter from the Chairman and President
   3  Performance Summary
   5  Management's Discussion of Fund Performance
   7  Portfolio Summary
   8  Top Ten Holdings
   9  Schedule of Investments
  18  Statement of Assets and Liabilities
  19  Statement of Operations
  20  Statement of Changes in Net Assets
  21  Financial Highlights
  22  Notes to Financial Statements
  32  Report of Independent Registered Public Accounting Firm
  33  Notice to Shareholders
  34  Directors and Officers
  42  Disclosure of Fund Expenses
  44  Approval of Investment Advisory Agreements

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity Management & Research Company ("FMR"), the Fund's advisor, or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and FMR disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund managed by FMR are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

The Fund is not a bank.

Letter from the Chairman and President
--------------------------------------------------------------------------------

Dear Shareholders,

[PHOTO OF WILLIAM L. GIVENS]

[PHOTO OF JOHN F. MCNAMARA]

Our last letter to you followed the second quarter and was included in the semi-annual report of The Japan Fund. Sharp eyed readers might have noted that the Fund is changing its fiscal year from December to September so this new report covers the last calendar quarter and the nine months ending September 30th.

You may recall that in our last letter we urged you to focus on the long term results of the Fund and we pledged to redouble our efforts to improve the short-term performance. In fact, while the last three months have been difficult, the Fund's performance (-0.47%) did improve relative to our TOPIX Index benchmark (-1.37%). Unfortunately, we were in a volatile environment that was dominated by the saber rattling of North Korea. For the full nine month period the Fund's results carry the full burden of the weak first half of the year (-7.91%) and are below the TOPIX Index (-1.55%).

While 2006 has been a difficult year for many markets, we remain optimistic about the economic recovery of Japan. We have witnessed a seamless transition of power as Mr. Abe took over as Prime Minister and he appears to be committed to the economic reforms of his predecessor. We have also stated many times that we believe that the Japanese market offers investors a lower risk way to potentially benefit from the emergence of China as an economic force and we see no reason to change our stance. We remain confident in your manager's ability to focus the portfolio toward individual companies that will benefit from the changes taking place. While all markets have been impacted by the uncertainties of the current global situation, we believe that well managed companies should continue to prosper.


                                                        The Japan Fund, Inc. | 1

Letter from the Chairman and President (concluded)
--------------------------------------------------------------------------------

As always, we appreciate your loyalty to The Japan Fund and thank you for your continuing support.

Sincerely,

/s/ William L. Givens                   /s/ John F. McNamara
William L. Givens                       John F. McNamara, CFA
Chairman                                President
The Japan Fund, Inc.                    The Japan Fund, Inc.

MUTUAL FUNDS INVOLVE RISK, INCLUDING LOSS OF PRINCIPAL. IN ADDITION TO THE NORMAL RISKS ASSOCIATED WITH EQUITY INVESTING, INTERNATIONAL INVESTING MAY INVOLVE RISK OF CAPITAL LOSS FROM UNFAVORABLE FLUCTUATIONS IN CURRENCY VALUES, FROM DIFFERENCES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES OR FROM ECONOMIC OR POLITICAL INSTABILITY IN OTHER NATIONS. SECURITIES FOCUSING ON A SINGLE COUNTRY MAY BE SUBJECT TO HIGHER VOLATILITY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AS OF SEPTEMBER 30, 2006, THE AVERAGE ANNUAL TOTAL RETURNS FOR THE JAPAN FUND WERE: 1 YEAR 7.14%; 5 YEAR 11.72% AND 10 YEAR 6.88%. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US ONLINE AT WWW.THEJAPANFUND.COM.

THE INFORMATION PROVIDED HEREIN REPRESENTS THE OPINION OF THE FUND'S MANAGEMENT AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENTS ADVICE.


2 | The Japan Fund, Inc.

Performance Summary (Unaudited)                               SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------

                                   9 MONTHS   1 YEAR   3 YEAR   5 YEAR   10 YEAR
--------------------------------------------------------------------------------
The Japan Fund, Inc. -- Class S      -7.91%    7.14%   12.37%   11.72%     6.88%
--------------------------------------------------------------------------------
TOPIX                                -1.55%   10.48%   15.45%   10.75%     0.19%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                                                         CLASS S
--------------------------------------------------------------------------------
09/30/06                                                                  $12.06
--------------------------------------------------------------------------------
12/31/05                                                                  $13.24
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CLASS S LIPPER RANKINGS -- JAPANESE EQUITY FUNDS CATEGORY
--------------------------------------------------------------------------------

                                                       NUMBER OF
                                                         FUNDS        PERCENTILE
PERIOD                                 RANK             TRACKED         RANKING
--------------------------------------------------------------------------------
1-Year                                  32       of       41              78
--------------------------------------------------------------------------------
3-Year                                  32       of       37              86
--------------------------------------------------------------------------------
5-Year                                  12       of       33              36
--------------------------------------------------------------------------------
10-Year                                  2       of       12              17
--------------------------------------------------------------------------------

RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS.

Source: Lipper, Inc.

* Prior to October 7, 2002, the Fund was advised by a different investment advisor and operated under certain different investment strategies. Accordingly, the Fund's historical performance may not represent its current investment strategies.


                                                        The Japan Fund, Inc. | 3

Performance Summary (Unaudited) (concluded)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OF AN ASSUMED $10,000 INVESTMENT
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                          [PLOT POINTS ARE AS FOLLOWS:]

        The Japan Fund, Inc. -- Class S            TOPIX+
9/30/96              $10,000                      $10,000
9/97                   9,713                        7,932
9/98                   7,788                        5,336
9/99                  17,238                        9,928
9/00                  19,130                        9,608
9/01                  11,176                        6,114
9/02                  10,131                        5,436
9/03                  13,708                        6,622
9/04                  14,821                        7,331
9/05                  18,156                        9,223
9/06                  19,453                       10,189


--------------------------------------------------------------------------------
COMPARATIVE RESULTS
--------------------------------------------------------------------------------

THE JAPAN FUND, INC.           9 MONTHS    1-YEAR    3-YEAR     5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Class S  Average annual
         total return            -7.91%     7.14%    12.37%     11.72%     6.88%
--------------------------------------------------------------------------------
TOPIX+   Average annual
         total return            -1.55%    10.48%    15.45%     10.75%     0.19%
--------------------------------------------------------------------------------

THE GROWTH OF $10,000 IS CUMULATIVE.

+ THE TOKYO STOCK EXCHANGE PRICE INDEX (TOPIX) IS AN UNMANAGED CAPITALIZATION-WEIGHTED MEASURE (ADJUSTED IN U.S. DOLLARS) OF ALL SHARES LISTED ON THE FIRST SECTION OF THE TOKYO STOCK EXCHANGE. TOPIX RETURNS ASSUME DIVIDENDS ARE REINVESTED NET OF WITHHOLDING TAX AND, UNLIKE THE FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IT IS NOT POSSIBLE TO INVEST DIRECTLY INTO AN INDEX.

SHAREHOLDERS REDEEMING SHARES HELD LESS THAN SIX MONTHS WILL HAVE A LOWER TOTAL RETURN DUE TO THE EFFECT OF THE 2% REDEMPTION FEE.

ALL PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES). PLEASE READ THIS FUND'S PROSPECTUS FOR SPECIFIC DETAILS REGARDING ITS INVESTMENTS AND RISK PROFILE.

PLEASE CALL (800) 535-2726 OR VISIT US ONLINE AT WWW.THEJAPANFUND.COM FOR THE FUND'S MOST UP-TO-DATE PERFORMANCE.


4 | The Japan Fund, Inc.

Management's Discussion of Fund Performance
--------------------------------------------------------------------------------

COMMENTS FROM JAY TALBOT, PORTFOLIO MANAGER OF THE JAPAN FUND, INC.

MARKET REVIEW

During the nine months to 30 September 2006, the Japanese stock market, as measured by the Tokyo Stock Exchange First Section (TOPIX), returned -1.55% in U.S. dollar terms. After climbing to a 14-year high in early April, the market suffered a series of sharp declines as adjustments in global equity markets encouraged overseas investors to unwind their positions. In addition to concerns about a contraction in global liquidity and the outlook for the U.S. economy, investor confidence was eroded by Japanese companies' conservative fiscal 2006/07 earnings forecasts, a strengthening of the yen against the U.S. dollar and a spate of scandals. Japanese equities recovered from late July onwards, as geopolitical tensions eased and the prospect of further U.S. monetary tightening receded. Better-than-expected first-quarter earnings results underpinned the turnaround in the market. Share prices resumed a downward trend in September, however. Unexpectedly weak economic data in Japan and the U.S. precipitated a surge in net selling by overseas investors. According to the latest GDP statistics released by the Cabinet Office, Japan's economy expanded by just 0.2% quarter on quarter (1.0% annualised) during the March-June period. Fewer exports and a curb on public spending contributed to a second consecutive quarterly deceleration in economic growth. However, the pattern of a domestic demand-driven recovery remained very much intact. Capital investment increased by 3.7% from the previous quarter (15.4% annualised), the highest growth rate in two and a half years. Meanwhile, consumer spending rose by 0.5% quarter on quarter (2.0% annualised), outpacing the 0.2% expansion in the January-March period.

FUND PERFORMANCE

During the nine months to 30 September 2006, The Japan Fund returned -7.91%, underperforming the -1.55% return of the Tokyo Stock Exchange First Section (TOPIX) by a quite significant margin (all figures quoted in U.S. dollars). In 2006, a number of stocks that achieved substantial gains during the latter stages of 2005 and ranked among the leading contributors to performance suffered a series of declines. In the miscellaneous finance sector, a spate of corporate scandals, a broad decline in the


                                                        The Japan Fund, Inc. | 5

Management's Discussion of Fund Performance (concluded)
--------------------------------------------------------------------------------

market and speculation that the FSA would recommend lowering the cap on interest rates charged by consumer finance companies had a negative impact non-bank financials. In the electrical machinery sector, manufacturers of electronic components within the portfolio that saw their share prices surge to record highs in early 2006 fell back sharply. Top-ten holding Nidec, a leading manufacturer of precision motors, reported below-consensus earnings due to the weak performance of its subsidiaries and announced conservative forecasts. Yokogawa Electric, a producer of industrial measuring and control equipment that also ranked among the fund's top-ten holdings, revised down its fiscal year 2005/06 forecasts due to a temporary shortfall at its testing/measuring equipment division. However, the longer term outlook for both companies remained positive. In the information/communications sector, a number of high-profile corporate scandals and a spate of unexpected earnings downgrades weighed heavily on holdings in internet- and communications-related companies. The lack of a holding in a fixed-line telecommunications company whose ratings was upgraded by domestic brokerage firms also detracted from performance. In contrast, top-ten holding Nintendo was the largest positive contributor to performance. Its handheld game machine continued to dominate the domestic market and its highly-innovative software remained popular among consumers.

THE VIEWS EXPRESSED IN THIS STATEMENT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), THE FUND'S ADVISOR, OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FMR DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX. ALL INDICES REPRESENTED ARE UNMANAGED. ALL INDICES INCLUDE REINVESTMENT OF DIVIDENDS AND INTEREST INCOME UNLESS OTHERWISE NOTED.

FOR COMPLETE FUND HOLDINGS, PLEASE SEE THE SCHEDULE OF INVESTMENTS SECTION OF THE FUND'S ANNUAL REPORT.


6 | The Japan Fund, Inc.

Portfolio Summary
(Unaudited)                                                   SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSET ALLOCATION (Includes collateral for securities on loan)  9/30/06  12/31/05
--------------------------------------------------------------------------------
Equity Holdings                                                    90%       87%
Cash Equivalent                                                    10%       13%
--------------------------------------------------------------------------------
                                                                  100%      100%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (Excludes Cash Equivalents)             9/30/06  12/31/05
--------------------------------------------------------------------------------
Manufacturing                                                      22%       23%
Financial                                                          20%       22%
Consumer Discretionary                                             14%        8%
Technology                                                          8%       17%
Health                                                              6%        4%
Metal                                                               6%        5%
Construction                                                        4%        2%
Consumer Staples                                                    4%        1%
Durables                                                            4%        5%
Transportation                                                      4%        2%
Service Industries                                                  3%        7%
Communication                                                       2%       --
Energy                                                              2%        2%
Media                                                               1%        2%
--------------------------------------------------------------------------------
                                                                  100%      100%
--------------------------------------------------------------------------------

ASSET ALLOCATION AND SECTOR DIVERSIFICATION ARE SUBJECT TO CHANGE.

PERCENTAGES ARE BASED ON TOTAL INVESTMENTS, EXCLUDING SECURITIES LENDING.


                                                        The Japan Fund, Inc. | 7

Top Ten Holdings                                              SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS AT SEPTEMBER 30, 2006 (32.3% of Portfolio)
--------------------------------------------------------------------------------

 1. NINTENDO CO. LTD.                                                       7.3%
    Electronic game manufacturer
--------------------------------------------------------------------------------
 2. MIZUHO FINANCIAL GROUP, INC.                                            4.3%
    Financial services provider
--------------------------------------------------------------------------------
 3. NIDEC CORP.                                                             3.9%
    Electronics manufacturer
--------------------------------------------------------------------------------
 4. CANON, INC.                                                             3.0%
    Professional and consumer imaging provider
--------------------------------------------------------------------------------
 5. SUMITOMO MITSUI FINANCIAL GROUP, INC.                                   2.9%
    Financial services provider
--------------------------------------------------------------------------------
 6. YOKOGAWA ELECTRIC CORP.                                                 2.9%
    Manufacturer of industrial control, test and measurement systems
--------------------------------------------------------------------------------
 7. EAST JAPAN RAILWAY CO.                                                  2.2%
    Transportation, retailing & real estate
--------------------------------------------------------------------------------
 8. TOYOTA MOTOR CORP.                                                      2.0%
    Automobile manufacturer
--------------------------------------------------------------------------------
 9. TERUMO CORP.                                                            1.9%
    Oil/Gas exploration & production
--------------------------------------------------------------------------------
10. FURUKAWA ELECTRIC CO. LTD.                                              1.9%
    Manufacturer of industrial control, test and measurement systems
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PERCENTAGES ARE BASED ON TOTAL INVESTMENTS, EXCLUDING CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN.

FOR MORE COMPLETE DETAILS ABOUT THE FUND'S INVESTMENT PORTFOLIO, SEE PAGE 9. A QUARTERLY FUND SUMMARY AND PORTFOLIO HOLDINGS ARE AVAILABLE UPON REQUEST.


8 | The Japan Fund, Inc.

Schedule of Investments                                 AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
COMMON STOCK 98.5%
--------------------------------------------------------------------------------

COMMUNICATIONS 2.1%
--------------------------------------------------------------------------------
TELEPHONE/COMMUNICATIONS 2.1%
KDDI Corp.                                                1,041        6,486,970
NTT DoCoMo, Inc.                                          1,658        2,554,872
--------------------------------------------------------------------------------
                                                                       9,041,842
--------------------------------------------------------------------------------
CONSTRUCTION 3.5%
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION - MISCELLANEOUS 0.2%
Nishimatsu Construction Co. Ltd. (A)                    221,000          825,171
--------------------------------------------------------------------------------
BUILDING - RESIDENTIAL/COMMERCIAL 0.7%
Misawa Homes Holdings, Inc.* (A)                         41,200        1,262,755
Sekisui House Ltd.                                      131,000        1,982,025
--------------------------------------------------------------------------------
                                                                       3,244,780
--------------------------------------------------------------------------------
BUILDING PRODUCTS 2.6%
Kuraray Co. Ltd.                                        166,000        1,846,787
Nippon Steel Corp.                                      420,000        1,728,220
Sanyo Special Steel Co. Ltd.                            101,000          781,593
Sumitomo Metal Industries Ltd.                        1,469,000        5,634,214
Tokyo Steel Manufacturing Co. Ltd.                       24,300          382,471
Toray Industries, Inc.                                  131,000          986,022
--------------------------------------------------------------------------------
                                                                      11,359,307
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY 14.0%
--------------------------------------------------------------------------------
DEPARTMENT & CHAIN STORES 1.9%
ABC-Mart, Inc.                                           37,600          840,437
Fast Retailing Co. Ltd.                                  62,200        5,840,301

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                        The Japan Fund, Inc. | 9

Schedule of Investments
(continued)                                             AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
DEPARTMENT & CHAIN STORES (CONTINUED)
UNY Co. Ltd.                                            137,000        1,816,459
--------------------------------------------------------------------------------
                                                                       8,497,197
--------------------------------------------------------------------------------
RECREATIONAL PRODUCTS 8.8%
Aeon Fantasy Co. Ltd.                                    40,300        1,658,268
Konami Corp.                                             59,700        1,516,383
Nintendo Co. Ltd.                                       169,400       34,909,796
--------------------------------------------------------------------------------
                                                                      38,084,447
--------------------------------------------------------------------------------
RETAIL - MISC/DIVERSIFIED 3.3%
Aeon Co. Ltd.                                           203,100        4,978,194
Daiei, Inc.* (A)                                        192,250        3,401,935
EDION Corp.                                             150,800        2,585,471
Ryohin Keikaku Co. Ltd.                                  47,600        3,365,168
--------------------------------------------------------------------------------
                                                                      14,330,768
--------------------------------------------------------------------------------
CONSUMER STAPLES 3.8%
--------------------------------------------------------------------------------
CONSUMER ELECTRONIC & PHOTOGRAPHIC 1.0%
Konica Minolta Holdings, Inc.                            83,500        1,118,423
Yamada Denki Co. Ltd.                                    33,660        3,374,265
--------------------------------------------------------------------------------
                                                                       4,492,688
--------------------------------------------------------------------------------
COSMETICS & TOILETRIES 0.9%
Uni-Charm Corp.                                          74,200        4,121,175
--------------------------------------------------------------------------------
FOOD & BEVERAGE 0.5%
Nissin Food Products Co. Ltd.                            61,200        1,948,286
--------------------------------------------------------------------------------
TOBACCO 1.4%
Japan Tobacco, Inc.                                       1,595        6,198,501
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


10 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
DURABLES 3.8%
--------------------------------------------------------------------------------
AUTOMOBILES 3.8%
Honda Motor Co. Ltd.                                    136,200        4,578,054
Nissan Motor Co. Ltd.                                   208,600        2,336,617
Toyota Motor Corp.                                      175,800        9,555,804
--------------------------------------------------------------------------------
                                                                      16,470,475
--------------------------------------------------------------------------------
ENERGY 2.2%
--------------------------------------------------------------------------------
OIL COMP - EXPLORATION & PRODUCTION 1.6%
Inpex Holdings, Inc.*                                       858        6,814,021
--------------------------------------------------------------------------------
OIL REFINING & MARKETING 0.6%
Nippon Oil Corp.                                        389,000        2,865,380
--------------------------------------------------------------------------------
FINANCIAL 20.0%
--------------------------------------------------------------------------------
BANKS 9.4%
Hiroshima Bank Ltd.                                     230,000        1,355,347
Mizuho Financial Group, Inc.                              2,627       20,373,652
Sumitomo Mitsui Financial Group, Inc.                     1,315       13,805,774
Sumitomo Trust & Banking Co. Ltd.                       516,000        5,399,847
--------------------------------------------------------------------------------
                                                                      40,934,620
--------------------------------------------------------------------------------
COMMERCIAL BANKS NON - US 0.4%
Tokyo Tomin Bank Ltd. (A)                                36,300        1,524,409
--------------------------------------------------------------------------------
CONSUMER FINANCE 0.5%
Credit Saison Co. Ltd.                                   48,200        2,032,309
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 0.4%
OMC Card, Inc.                                          145,900        1,714,581
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 11

Schedule of Investments
(continued)                                             AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
FINANCE - CREDIT CARD 1.0%
Aeon Credit Service Co. Ltd.                            185,000        4,424,901
--------------------------------------------------------------------------------
OTHER FINANCIAL COMPANIES 3.3%
Daiwa Securities Group, Inc. (A)                        286,000        3,336,788
Jafco Co. Ltd.* (A)                                     102,300        5,162,205
ORIX Corp.                                               21,110        5,835,589
--------------------------------------------------------------------------------
                                                                      14,334,582
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE 1.5%
Aioi Insurance Co. Ltd.                                 153,000        1,053,163
T&D Holdings, Inc.                                       77,200        5,588,519
--------------------------------------------------------------------------------
                                                                       6,641,682
--------------------------------------------------------------------------------
REAL ESTATE 1.5%
Leopalace21 Corp.                                        72,800        2,656,575
Mitsui Fudosan Co. Ltd.                                 112,000        2,546,101
Sumitomo Realty & Development Co. Ltd.                   49,000        1,439,590
--------------------------------------------------------------------------------
                                                                       6,642,266
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES 1.7%
Mitsubishi Estate Co. Ltd.                              329,000        7,186,690
--------------------------------------------------------------------------------
REAL ESTATE OPERATION/DEVELOPMENT 0.3%
NTT Urban Development Corp.                                 167        1,334,756
--------------------------------------------------------------------------------
HEALTH 6.0%
--------------------------------------------------------------------------------
MEDICAL - DRUGS 0.8%
Daiichi Sankyo Co. Ltd.                                 116,600        3,307,171
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


12 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
MEDICAL PRODUCTS 2.3%
Sysmex Corp.                                             27,200        1,036,322
Terumo Corp.                                            241,400        9,156,482
--------------------------------------------------------------------------------
                                                                      10,192,804
--------------------------------------------------------------------------------
PHARMACEUTICALS 2.9%
Chugai Pharmaceutical Co. Ltd. (A)                      107,900        2,320,430
Shionogi & Co. Ltd.                                     127,000        2,333,333
Takeda Pharmaceutical Co. Ltd.                          129,900        8,105,690
--------------------------------------------------------------------------------
                                                                      12,759,453
--------------------------------------------------------------------------------
MANUFACTURING 21.4%
--------------------------------------------------------------------------------
BICYCLE MANUFACTURING 0.9%
Shimano Inc.                                            140,300        3,919,990
--------------------------------------------------------------------------------
CHEMICALS 4.0%
JSR Corp.                                               245,500        5,404,284
Kansai Paint Co. Ltd.                                   211,000        1,595,318
Nitto Denko Corp.                                        91,400        5,416,984
Shin-Etsu Chemical Co. Ltd.                              75,600        4,826,213
--------------------------------------------------------------------------------
                                                                      17,242,799
--------------------------------------------------------------------------------
ELECTRICAL PRODUCTS 4.3%
Nidec Corp.                                             247,600       18,678,486
--------------------------------------------------------------------------------
INDUSTRIAL SPECIALTY 1.2%
Daiwa House Industry Co. Ltd.                           222,000        3,843,790
Kurita Water Industries Ltd.                             78,900        1,529,769
--------------------------------------------------------------------------------
                                                                       5,373,559
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 13

Schedule of Investments
(continued)                                             AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
MACHINERY/COMPONENTS/CONTROLS 4.6%
Fanuc Ltd.                                               23,600        1,842,282
Fuji Machine Manufacturing Co. Ltd.                      56,200        1,077,749
Horiba Ltd. (A)                                          45,300        1,380,747
Mitsubishi Heavy Industries Ltd. (A)                    512,000        2,119,787
Yokogawa Electric Corp.                               1,040,400       13,671,161
--------------------------------------------------------------------------------
                                                                      20,091,726
--------------------------------------------------------------------------------
OFFICE EQUIPMENT/SUPPLIES 4.3%
Canon, Inc.                                             277,000       14,446,871
Seiko Epson Corp. (A)                                   150,200        4,094,861
--------------------------------------------------------------------------------
                                                                      18,541,732
--------------------------------------------------------------------------------
WIRE & CABLE PRODUCTS 2.1%
Furukawa Electric Co. Ltd.                            1,374,000        9,073,914
--------------------------------------------------------------------------------
MEDIA 1.0%
--------------------------------------------------------------------------------
AUDIO/VIDEO PRODUCTS 0.5%
Matsushita Electric Industrial Co. Ltd.                 105,000        2,222,504
--------------------------------------------------------------------------------
BROADCASTING & ENTERTAINMENT 0.5%
Fuji Television Network, Inc.                               943        2,131,750
--------------------------------------------------------------------------------
METAL 6.0%
--------------------------------------------------------------------------------
CHEMICALS - DIVERSIFIED 0.5%
Nippon Synthetic Chemical Industry Co. Ltd. (A)         217,000          773,491
Ube Industries Ltd.                                     505,000        1,432,351
--------------------------------------------------------------------------------
                                                                       2,205,842
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE 4.6%
MISUMI Group, Inc. (A)                                  527,700        9,047,435

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


14 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE (CONTINUED)
Mitsui & Co. Ltd.                                       611,000        7,770,062
Sumitomo Corp.                                          240,400        2,998,130
--------------------------------------------------------------------------------
                                                                      19,815,627
--------------------------------------------------------------------------------
STEEL - SPECIALTY 0.9%
JFE Holdings, Inc.                                      101,500        3,978,876
--------------------------------------------------------------------------------
SERVICE INDUSTRIES 2.9%
--------------------------------------------------------------------------------
COMPUTERS - INTEGRATED SYSTEMS 0.3%
Obic Co. Ltd. (A)                                         6,440        1,361,501
--------------------------------------------------------------------------------
MISCELLANEOUS COMMERCIAL SERVICES 2.6%
Intelligence Ltd.                                           196          368,402
Mitsubishi Logistics Corp.                              141,000        2,251,511
Mitsui-Soko Co. Ltd. (A)                                180,000          986,030
Secom Co. Ltd.                                           41,000        2,030,734
Sohgo Security Services Co. Ltd.                         80,600        1,426,247
Sumitomo Warehouse Co. Ltd. (A)                         352,000        2,515,350
Trend Micro, Inc.                                        53,500        1,567,268
--------------------------------------------------------------------------------
                                                                      11,145,542
--------------------------------------------------------------------------------
TECHNOLOGY 7.9%
--------------------------------------------------------------------------------
APPLICATIONS SOFTWARE 1.7%
Access Co. Ltd.* (A)                                        749        5,326,898
Nihon Unisys Ltd.                                       109,700        1,964,402
--------------------------------------------------------------------------------
                                                                       7,291,300
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS/DISTRIBUTORS 5.7%
Citizen Watch Co. Ltd. (A)                              161,500        1,329,083
Hamamatsu Photonics KK                                   32,800        1,005,300

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 15

Schedule of Investments
(concluded)                                             AS OF SEPTEMBER 30, 2006
--------------------------------------------------------------------------------

                                                         SHARES        VALUE ($)
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS/DISTRIBUTORS (CONTINUED)
Hoya Corp.                                              141,200        5,319,956
Murata Manufacturing Co. Ltd.                            36,500        2,534,079
NEC Tokin Corp. (A)                                     225,000        1,167,767
Nippon Electric Glass Co. Ltd.                          212,000        4,675,811
Sumco Corp.                                              26,800        1,985,437
Tokyo Seimitsu Co. Ltd. (A)                             127,700        6,703,412
--------------------------------------------------------------------------------
                                                                      24,720,845
--------------------------------------------------------------------------------
INTERNET CONNECTIV SERVICES 0.5%
eAccess Ltd. (A)                                          3,734        2,254,121
--------------------------------------------------------------------------------
TRANSPORTATION 3.9%
--------------------------------------------------------------------------------
MARINE 1.5%
lino Kaiun Kaisha Ltd.                                  279,300        2,589,395
Kawasaki Kisen Kaisha Ltd. (A)                          616,000        3,890,746
--------------------------------------------------------------------------------
                                                                       6,480,141
--------------------------------------------------------------------------------
RAILROADS 2.4%
East Japan Railway Co.                                    1,518       10,616,104
--------------------------------------------------------------------------------
TOTAL COMMON STOCK (Cost $337,057,158)                               428,470,621
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH EQUIVALENT 10.0%
--------------------------------------------------------------------------------
Brown Brothers Investment Trust --
  Securities Lending Investment Fund (B)
  (Cost $43,309,189)                                 43,309,189       43,309,189
--------------------------------------------------------------------------------

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


16 | The Japan Fund, Inc.

--------------------------------------------------------------------------------
                                                        PRINCIPAL
                                                           AMOUNT      VALUE ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TIME DEPOSITS 0.8%
--------------------------------------------------------------------------------
Brown, Brothers & Harriman Time Deposit 10/2/06
  (Cost $3,535,810)                               JPY 417,614,523      3,535,810
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 109.3%
  (Cost $383,902,157)                                                475,315,620
--------------------------------------------------------------------------------

PERCENTAGES ARE BASED ON NET ASSETS OF $434,794,822.

*     NON-INCOME PRODUCING SECURITY.

(A) THIS SECURITY OR PARTIAL POSITION OF THIS SECURITY WAS ON LOAN AT SEPTEMBER 30, 2006. THE TOTAL VALUE OF SECURITIES ON LOAN WAS $40,685,876.

(B) THIS SECURITY WAS PURCHASED WITH CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN AT SEPTEMBER 30, 2006.

JPY -- JAPANESE YEN

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 17

Statement of Assets and Liabilities
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of September 30, 2006
--------------------------------------------------------------------------------

ASSETS
--------------------------------------------------------------------------------
Investments in securities, at value (cost $383,902,157) (a)      $  475,315,620
--------------------------------------------------------------------------------
Receivable for investment securities sold                             5,828,072
--------------------------------------------------------------------------------
Receivable for Fund shares sold                                          42,764
--------------------------------------------------------------------------------
Dividends receivable                                                  1,486,274
--------------------------------------------------------------------------------
Prepaid expenses                                                         19,634
--------------------------------------------------------------------------------
Total Assets                                                        482,692,364
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable upon return of securities on loan                            43,309,189
--------------------------------------------------------------------------------
Payable for investments purchased                                     3,347,565
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                        286,431
--------------------------------------------------------------------------------
Accrued investment advisory fee                                         204,273
--------------------------------------------------------------------------------
Accrued distribution fee                                                 44,041
--------------------------------------------------------------------------------
Accrued office of the president fee                                      63,511
--------------------------------------------------------------------------------
Accrued directors' fees                                                  64,077
--------------------------------------------------------------------------------
Accrued administration fee                                               53,123
--------------------------------------------------------------------------------
Other accrued expenses and payables                                     525,332
--------------------------------------------------------------------------------
Total Liabilities                                                    47,897,542
--------------------------------------------------------------------------------
NET ASSETS                                                       $  434,794,822
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in-capital                                                  $  428,444,747
--------------------------------------------------------------------------------
Distributions in excess of net investment income                     (5,664,356)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency related transactions                                       (79,377,851)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
   Investments                                                       91,413,463
--------------------------------------------------------------------------------
   Foreign currency related translations                                (21,181)
--------------------------------------------------------------------------------
NET ASSETS                                                       $  434,794,822
--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
CLASS S
--------------------------------------------------------------------------------
NET ASSET VALUE, offering and redemption price per share
   ($434,794,822 / 36,044,579 shares of capital stock
   outstanding, $.33 1/3 par value, 500,000,000 shares
   authorized) (b)                                               $        12.06
--------------------------------------------------------------------------------

(a) INCLUDED IN "INVESTMENTS AT VALUE" IS THE MARKET VALUE OF SECURITIES ON LOAN IN THE AMOUNT OF $40,685,876.

(b) REDEMPTION PRICE PER SHARE FOR SHARES HELD LESS THAN SIX MONTHS IS EQUAL TO NET ASSET VALUE LESS A 2.00% REDEMPTION FEE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


18 | The Japan Fund, Inc.

Statement of Operations
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                       FOR THE        FOR THE
                                                     NINE MONTHS       YEAR
                                                        ENDED          ENDED
                                                    SEPTEMBER 30,  DECEMBER 31,
                                                         2006          2005
--------------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign taxes withheld of
   $318,653 and $259,620, respectively)             $   4,198,584  $  3,432,934
--------------------------------------------------------------------------------
Income from securities lending                            446,487       372,014
--------------------------------------------------------------------------------
Interest                                                   22,945            --
--------------------------------------------------------------------------------
Total investment income                                 4,668,016     3,804,948
--------------------------------------------------------------------------------
Expenses:
Investment advisory fee                                 2,044,460     2,382,060
--------------------------------------------------------------------------------
Administration fee                                        529,816       619,815
--------------------------------------------------------------------------------
Distribution fee                                          415,192       143,085
--------------------------------------------------------------------------------
Office of the president expense                           187,850       257,525
--------------------------------------------------------------------------------
Directors' fee and expenses                               123,628       433,409
--------------------------------------------------------------------------------
Shareholder servicing fee                                      --       671,011
--------------------------------------------------------------------------------
Transfer agent fee                                        836,378       967,116
--------------------------------------------------------------------------------
Professional fee                                          500,835       761,753
--------------------------------------------------------------------------------
Custodian                                                 283,765       316,236
--------------------------------------------------------------------------------
Reports to shareholders                                    90,736       161,240
--------------------------------------------------------------------------------
Registration fee                                           27,370        22,321
--------------------------------------------------------------------------------
Other expenses                                             25,709       173,847
--------------------------------------------------------------------------------
Total expenses, before expense reductions               5,065,739     6,909,418
--------------------------------------------------------------------------------
Expense reductions:
Shareholder servicing fee waiver                               --      (268,403)
--------------------------------------------------------------------------------
Total expenses, after reductions                        5,065,739     6,641,015
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                      (397,723)   (2,836,067)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY RELATED TRANSLATIONS
--------------------------------------------------------------------------------
Net realized gain (loss) from:
   Investments                                         38,376,026    55,894,056
--------------------------------------------------------------------------------
   Foreign currency related transactions                  (15,752)   (1,034,716)
--------------------------------------------------------------------------------
                                                       38,360,274    54,859,340
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
   Investments                                        (79,541,464)   47,107,513
--------------------------------------------------------------------------------
   Foreign currency related translations                  (45,288)     (300,354)
--------------------------------------------------------------------------------
                                                      (79,586,752)   46,807,159
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY RELATED
   TRANSLATIONS                                       (41,226,478)  101,666,499
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  $ (41,624,201) $ 98,830,432
--------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 19

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 FOR THE        FOR THE        FOR THE
                                               NINE MONTHS       YEAR           YEAR
                                                  ENDED          ENDED          ENDED
                                              SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
                                                   2006           2005           2004
------------------------------------------------------------------------------------------
Operations:

Net investment loss                           $    (397,723) $  (2,836,067)  $ (2,612,918)
------------------------------------------------------------------------------------------
Net realized gain on investments and
   foreign currency related transactions         38,360,274     54,859,340     43,476,366
------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   on investments and foreign currency
   related translations during the period       (79,586,752)    46,807,159      4,189,832
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                    (41,624,201)    98,830,432     45,053,280
------------------------------------------------------------------------------------------
Dividends:
Net investment income                            (4,746,499)            --       (790,429)
------------------------------------------------------------------------------------------
Fund share transactions (see Note H):
Proceeds from shares sold                        35,621,233     69,866,217     89,680,206
------------------------------------------------------------------------------------------
Reinvestment of cash dividends                    4,141,167             --        694,994
------------------------------------------------------------------------------------------
Cost of shares redeemed                         (85,445,091)   (87,579,287)   (89,731,929)
------------------------------------------------------------------------------------------
Redemption fees                                     203,668         80,994        612,711
------------------------------------------------------------------------------------------
Net increase (decrease) in assets from Fund
   share transactions                           (45,479,023)   (17,632,076)     1,255,982
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS               (91,849,723)    81,198,356     45,518,833
------------------------------------------------------------------------------------------
Net assets at beginning of period               526,644,545    445,446,189    399,927,356
------------------------------------------------------------------------------------------
Net assets at end of period
   (Including Distributions in excess of net
   investment income/accumulated net
   investment loss of $(5,664,356),
   $(7,398,971) and $(4,932,598),
   respectively)                              $ 434,794,822  $ 526,644,545   $445,446,189
------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE $0 OR ROUND TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


20 | The Japan Fund, Inc.

Financial Highlights
--------------------------------------------------------------------------------
The table below sets forth Financial data for a share of the Fund outstanding throughout each period presented.

CLASS S

----------------------------------------------------------------------------------------------------------------
YEARS ENDED DECEMBER 31,                               2006(a)     2005        2004     2003     2002      2001
----------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $13.24      $10.66      $ 9.54   $ 6.07   $ 6.63   $  9.98
----------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss(b)                             (0.01)      (0.07)      (0.06)   (0.06)   (0.06)    (0.05)
----------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      investment and foreign currency transactions    (1.05)       2.65        1.19     3.57    (0.51)    (3.31)
----------------------------------------------------------------------------------------------------------------
   TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS     (1.06)       2.58        1.13     3.51    (0.57)    (3.36)
----------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net investment income                              (0.13)         --       (0.02)   (0.06)      --        --
----------------------------------------------------------------------------------------------------------------
Redemption fees                                        0.01          --(d)     0.01     0.02     0.01      0.01
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $12.06      $13.24      $10.66   $ 9.54   $ 6.07   $  6.63
----------------------------------------------------------------------------------------------------------------
Total return (%)(c)                                   (7.91)**    24.20       11.95    58.10    (8.45)   (33.57)
----------------------------------------------------------------------------------------------------------------

   RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL
      DATA
----------------------------------------------------------------------------------------------------------------
Net assets, end of year ($ millions)                    435         527         445      400      249       323
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.39*       1.66        1.49     1.66     1.58      1.33
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.39*       1.59        1.39     1.56     1.57      1.33
----------------------------------------------------------------------------------------------------------------
Ratio of net investment loss (%)                      (0.11)*     (0.68)      (0.62)   (0.82)   (0.90)    (0.65)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                              66**        90          70       80      113        70
----------------------------------------------------------------------------------------------------------------

AMOUNTS DESIGNATED AS "--" ARE $0 OR ROUND TO $0.
*     ANNUALIZED
**    NOT ANNUALIZED
(a)   FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006.
(b)   BASED ON AVERAGE SHARES OUTSTANDING DURING THE YEAR.
(c) EFFECTIVE AS OF MARCH 16, 2001, SHAREHOLDERS REDEEMING SHARES HELD LESS THAN SIX MONTHS WILL HAVE A LOWER TOTAL RETURN DUE TO THE EFFECT OF THE 2% REDEMPTION FEE.
(d)   AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                       The Japan Fund, Inc. | 21

Notes to Financial Statements
--------------------------------------------------------------------------------

A. ORGANIZATION

The Japan Fund, Inc. (the "Fund") is incorporated under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Fund seeks long-term capital appreciation through its investment in securities of Japanese issuers and other investments that are tied economically to Japan.

B. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

USE OF ESTIMATES. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The preparation of these statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Directors (the "Board" or each independently a "Director"). The Fund employs a valuation policy that monitors for significant events in foreign markets using various benchmarks and techniques in order to apply fair valuation procedures under the direction of the Board.


22 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at the period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may enter into forward foreign currency contracts as hedges against either specific transactions, Fund positions or anticipated Fund positions. The aggregate principal amounts of the contracts are not recorded as the Fund does not intend to hold the contracts to maturity. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Fund realizes gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the year are recognized as ordinary income or loss for federal tax purposes. As of September 30, 2006, there were no forward foreign currency contracts outstanding.

DIVIDENDS AND DISTRIBUTIONS OF INCOME AND GAINS. Net investment income, if any, will be distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its Federal income tax return.


                                                       The Japan Fund, Inc. | 23

--------------------------------------------------------------------------------

SECURITY TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

REDEMPTION FEES. Upon redemption or exchange of Class S Shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the statement of changes in net assets.

COMMISSION RECAPTURE. The Fund may direct certain portfolio trades to brokers who pay a portion of the commissions for those trades in cash to the Fund. Commission recapture arrangements are accounted for as realized gains of the Fund. Under these arrangements, the Fund received cash in the amount of $49,349 for the nine months ended September 30, 2006.

C. PURCHASES AND SALES OF SECURITIES

During the nine months ended September 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $320,291,050 and $371,199,552, respectively.

D. INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTIES

INVESTMENT ADVISOR. Fidelity Management & Research Company ("FMR") acts as the investment advisor (the "Advisor") to the Fund pursuant to an Investment Advisory Agreement (the "Agreement") that was approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. Pursuant to the Agreement, FMR is entitled to a fee, which is calculated daily and paid monthly, at the annual rate of 0.60% of the Fund's average daily net assets not exceeding $200 million; 0.55% of the Fund's average daily net assets in excess of $200 million through $400 million; and 0.50% of the Fund's average daily net assets in excess of $400 million.

Under the terms of the Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.


24 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISORS. FMR has entered into sub-advisory agreements that were approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. The Following FMR affiliates assist FMR with investments:
Fidelity Investments Japan Limited ("FIJ"), Fidelity Management & Research (U.K.), Inc. ("FMR U.K."), Fidelity Research & Analysis Company ("FRAC", formerly Fidelity Management & Research (Far East), Inc.), Fidelity International Investment Advisors ("FIIA"), Fidelity International Investment Advisors (U.K.) Limited ("FIIA(U.K.)L") and FMR Co., Inc. ("FMRC").

FMR compensates FMRC, FMR U.K., FRAC and FIIA, out of the advisory fees it receives from the Fund. FIIA in turn pays FIIA(U.K.)L. FIIA or FRAC in turn pays FIJ for providing sub-advisory services.

Effective January 20, 2006, FMR entered into a general research service agreement with FMRC, Fidelity Investments Money Management, Inc. ("FIMM"), and FRAC pursuant to which FRAC may provide general research and instant advisory support services to FRMC and FIMM.

ADMINISTRATION AGREEMENT. SEI Investments Global Funds Services, ("SEI Investments"), acts as the administrator to the Fund pursuant to an Administration Agreement that was approved by the Fund's shareholders on August 27, 2002 and became effective on October 7, 2002. For its services, SEI Investments is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets not exceeding $400 million; 0.125% of the average daily net assets in excess of $400 million but not exceeding $750 million; and 0.10% of the average daily net assets in excess of $750 million, subject to a minimum annual fee.

PRESIDENT. The Board has hired a President, effective September 1, 2002, who oversees the management, administration, marketing and distribution of the Fund. For his services, the President receives an annual salary of $150,000, a minimum annual performance-related bonus of $50,000, and reimbursement for rent and other Fund related expenses.

OTHER SERVICE PROVIDERS. Citigroup Fund Services, LLC (formerly known as Forum Shareholder Services, LLC), serves as the transfer and dividend-paying agent to the Fund. From time to time, the Fund may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund.


                                                       The Japan Fund, Inc. | 25

--------------------------------------------------------------------------------

The Fund adopted a 12b-1 Plan on September 1, 2005 in which SEI Investments Distribution Co. ("SIDCo") has agreed to provide distribution services. For its services, SIDCo receives a fee, which is computed daily and paid monthly, at an annual rate of up to 0.25% of the Fund's average daily net assets.

DIRECTORS' AND OFFICERS' FEES AND EXPENSES. The Fund pays each independent Director retainer fees plus specified amounts for attendance at Board and Committee meetings.

Officers of the Fund who were also officers of the Administrator, Advisor and/or Distributor during their Fund terms of office received no compensation from the Fund.

E. FEDERAL TAX INFORMATION

It is the Fund's intention to continue to meet the requirements under Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Under the United States -- Japan Tax Treaty (the "Treaty"), as presently in effect, the government of Japan imposes a non-recoverable withholding tax of 7% on dividends earned by the Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. As of September 30, 2006, the Fund recorded the following reclassifications primarily due to foreign exchange losses and passive foreign investment company gains to increase (decrease) the accounts listed below:

               UNDISTRIBUTED       ACCUMULATED         DECREASE
               NET INVESTMENT      NET REALIZED        PAID-IN
                  INCOME              LOSS             CAPITAL
               --------------      ------------      ------------
                 $6,878,837         $(957,864)       $(5,920,973)

These reclassifications had no impact on net assets or net asset value per share.


26 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the nine months ended September 30, 2006 and the years ended December 31, 2005 and 2004 were as follows:

                                       DISTRIBUTIONS
                                        IN EXCESS OF
          PERIOD        ORDINARY       NET INVESTMENT
            END          INCOME            INCOME              TOTAL
          ------       ----------      --------------       ----------

           2006        $4,746,499           $ --            $4,746,499
           2005        $       --           $ --            $       --
           2004        $  789,589           $840            $  790,429

The distributions in 2004 and 2006 related to the undistributed income at December 31, 2003 and December 31, 2005, respectively, which was distributed pursuant to Section 855 of the Internal Revenue Code. The distributions from ordinary income in 2004 and 2006 are a result of book and tax timing differences related to the mark to market of passive foreign investment companies. The mark to market on passive foreign investment companies is treated as ordinary income for tax purposes.

As of September 30, 2006, the components of Distributable Earnings were as follows:

Capital loss carryforwards ...................................     $(76,297,889)
Net unrealized appreciation ..................................       82,647,964
                                                                   ------------
Total                                                              $  6,350,075
                                                                   ============

The following summarizes the capital loss carryforwards as of September 30, 2006. These capital loss carryforwards are available to offset future gains.

                EXPIRING IN FISCAL YEAR                 AMOUNT
                -----------------------               -----------
                         2010                         $76,297,889

During the nine months ended September 30, 2006, the Fund utilized $38,817,052 of capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at September 30, 2006 and the net realized gains or losses on securities sold for the nine months then ended were different from the amounts reported for financial reporting purposes. These differences are primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, and


                                                       The Japan Fund, Inc. | 27

--------------------------------------------------------------------------------

investments in passive foreign investment companies. The Federal tax cost, aggregate gross unrealized appreciation and depreciation on investments held by the Fund at September 30, 2006 were as follows:

Federal tax cost .............................................    $ 392,646,475
                                                                  =============
Aggregate gross unrealized appreciation ......................    $  92,247,886
Aggregate gross unrealized depreciation ......................       (9,578,741)
                                                                  -------------
Net unrealized appreciation ..................................    $  82,669,145
                                                                  =============

F. CONCENTRATION OF MARKET RISK

Investing in a foreign country, such as Japan, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in Japan are denominated in a foreign currency, the yen. As a result, changes in the value of the yen compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

G. SECURITIES LENDING

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to its investment advisor, sub-advisor or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.


28 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

Cash collateral received in connection with securities lending is invested in short-term investments by the lending agent. These investments may include repurchase agreements, which are collateralized by United States Treasury and Government Agency securities, and high-quality, short-term instruments, such as floating rates, commercial paper, and private placements with an average weighted maturity not to exceed 60 days and a maturity date not to exceed 397 days.

H. SHARE TRANSACTIONS

The following table summarizes share and dollar activity in the Fund:

                       NINE MONTHS ENDED               YEAR ENDED                  YEAR ENDED
                       SEPTEMBER 30, 2006           DECEMBER 31, 2005           DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
                      SHARES       DOLLARS        SHARES        DOLLARS        SHARES       DOLLARS
------------------------------------------------------------------------------------------------------
SHARES SOLD
------------------------------------------------------------------------------------------------------
Class S              2,717,878   $ 35,621,233    6,342,065   $ 69,866,217    8,950,455   $ 89,680,206
------------------------------------------------------------------------------------------------------
SHARES REINVESTED
------------------------------------------------------------------------------------------------------
Class S                345,098   $  4,141,167           --   $         --       72,471   $    694,994
------------------------------------------------------------------------------------------------------
SHARES REDEEMED
------------------------------------------------------------------------------------------------------
Class S             (6,780,609)  $(85,445,091)  (8,386,106)  $(87,579,287)  (9,145,450)  $(89,731,929)
------------------------------------------------------------------------------------------------------
REDEMPTION FEES
------------------------------------------------------------------------------------------------------
Class S                     --   $    203,668           --   $     80,994           --   $    612,711
------------------------------------------------------------------------------------------------------
NET DECREASE
------------------------------------------------------------------------------------------------------
Class S             (3,717,633)  $(45,479,023)  (2,044,041)  $(17,632,076)    (122,524)  $  1,255,982
------------------------------------------------------------------------------------------------------

I. COMMITTED LINE OF CREDIT

The Fund has entered into a $5 million revolving credit facility ("Line of Credit") with Brown Brothers Harriman & Company. This Line of Credit may be utilized to meet shareholder redemptions or for other lawful purposes under the 1940 Act. The Fund has agreed to pay an annual commitment fee of 0.10%. Borrowings under this Line of Credit are charged interest at the Federal Funds Rate plus 2.0%. During the nine months ended September 30, 2006, there were no borrowings on this Line of Credit.

J. COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.


                                                       The Japan Fund, Inc. | 29

Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

K. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of September 30, 2006 the Fund has not completed its evaluation of the impact, if any, that will result from the adoption of FIN 48.

In September 2006, the Financial Accounting Standards Board (FASB) issued STATEMENT ON FINANCIAL ACCOUNTING STANDARDS (SFAS) NO. 157, "FAIR VALUE MEASUREMENTS." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.


30 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

L. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected Briggs, Bunting & Dougherty, LLP ("Briggs, Bunting") to serve as the Fund's independent registered public accounting firm for the Fund's fiscal year ending December 31, 2005. The decision to select Briggs, Bunting was recommended by the Audit Committee and was approved by the Board on January 26, 2005.

The selection of Briggs, Bunting does not reflect any disagreements with or dissatisfaction by the Fund or the Board with the performance of the Fund's prior auditor. Rather, this change was approved by the Board upon the Audit Committee's recommendation of Briggs, Bunting.


                                                       The Japan Fund, Inc. | 31

Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The Japan Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Japan Fund, Inc., including the schedule of investments, as of September 30, 2006, and the related statements of operations, the statements of changes in net assets and the financial highlights for the nine months then ended and the year ended December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 have been audited by other auditors, whose report dated February 17, 2005 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Japan Fund, Inc. as of September 30, 2006, the results of its operations, the changes in its net assets and its financial highlights for the nine months then ended and the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

/s/signature omitted

Philadelphia, Pennsylvania
October 26, 2006


32 | The Japan Fund, Inc.

Notice to Shareholders (Unaudited)
--------------------------------------------------------------------------------

For the nine month period September 30, 2006, the Fund is designating the following items with regard to distributions paid during the year.

                             ORDINARY                     QUALIFYING
                              INCOME          TOTAL        DIVIDEND
                          DISTRIBUTIONS   DISTRIBUTIONS    INCOME(1)
                          -------------   -------------   ----------
The Japan Fund, Inc.         100.00%         100.00%        67.21%

(1) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of "Ordinary Income Distributions." It is the intention of the Fund to designate the maximum amount permitted by the law.


                                                       The Japan Fund, Inc. | 33

--------------------------------------------------------------------------------

Each Director's age is in parentheses after his name. Unless otherwise noted, the address of each Director is c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period. The following chart lists Directors as of September 30, 2006.

--------------------------------------------------------------------------------
INTERESTED DIRECTOR
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY DIRECTOR
-------------------------------------------------------------------------------------------------
YASUO KANZAKI 1,2 (75)
-------------------------------------------------------------------------------------------------
Director                    since 2001     Special Advisor, Nikko                      1
                                           Citigroup Limited,
                                           August 2001 to present;
                                           Adviser, Nikko Cordial
                                           Corp., 2001 to present;
                                           formerly, Chairman
                                           Emeritus, The Nikko
                                           Research Center Ltd.
OTHER DIRECTORSHIPS HELD: NONE
-------------------------------------------------------------------------------------------------

1 MR. KANZAKI IS CONSIDERED AN "INTERESTED PERSON" BECAUSE OF HIS AFFILIATION WITH A BROKER-DEALER.

2   MR. KANZAKI RETIRED FROM THE BOARD OF DIRECTORS EFFECTIVE 10/25/06.


34 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY DIRECTOR
-------------------------------------------------------------------------------------------------
WILLIAM L. GIVENS (77)
-------------------------------------------------------------------------------------------------
Director and                since 1978     President, Twain Associates                 1
Chairman of the                            (consulting firm), 1978 to
Board of Directors                         present; Director of Japan
                                           Operations, Ovation Products
                                           Corp., 2001 to present
-------------------------------------------------------------------------------------------------

J. DOUGLAS AZAR (60)
-------------------------------------------------------------------------------------------------
Director                    since June     Retired, October 2000 to                    1
                               2005        present; Chief Executive
                                           Officer, US Retail Financial
                                           Services, ING (insurance),
                                           April 2000 to October 2000;
                                           Senior Executive Japan,
                                           American International Group
                                           (insurance), September 1996 to
                                           April 2000; Director Meritage,
                                           Inc. (machine tool
                                           distribution) February 2004 to
                                           present.
-------------------------------------------------------------------------------------------------

LYNN S. BIRDSONG (60)
-------------------------------------------------------------------------------------------------
Director                    since 2003     Self Employed Consultant in the             1
                                           asset management industry,
                                           April 2002 to present; Partner,
                                           George Birdsong Co. (specialty
                                           advertising), January 1981 to
                                           present; Managing Director,
                                           Zurich Scudder Investment
                                           (asset management), January
                                           1979 to April 2002; Director,
                                           The Hartford Funds, May 2003 to
                                           present; Director, Berkshire
                                           Farm for Youth, June 2003 to
                                           present; Director, The Atlantic
                                           Whitehall Funds, resigned 2005.
-------------------------------------------------------------------------------------------------


                                                       The Japan Fund, Inc. | 35

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)           LENGTH OF        OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND        TIME SERVED      DURING PAST 5 YEARS                 BY DIRECTOR
-------------------------------------------------------------------------------------------------
JAMES A. FIRESTONE (51)
-------------------------------------------------------------------------------------------------
Director                   since July      President, Xerox North America              1
                              2005         and Senior Vice President of
                                           Xerox Corporation (printing and
                                           imaging), October 2004 to
                                           present; President Corporate
                                           Operations and Senior Vice
                                           President of Xerox Corporation,
                                           2002 to 2004; Senior Vice
                                           President Marketing and
                                           Strategy, 2000 to 2002.
                                           Director of Fuji Xerox Co.
                                           Ltd., October 2002 to 2004.
-------------------------------------------------------------------------------------------------

SHINJI FUKUKAWA (74)
-------------------------------------------------------------------------------------------------
Director                   since April     Chairman, Tepia, the Machine                1
                              2001         Industry Memorial Foundation,
                                           December 2005 to present;
                                           Executive Advisor, Dentsu Inc.
                                           (advertisement), July 2002 to
                                           October 2005; Senior Advisor,
                                           Global Industrial and Social
                                           Progress Research Institute
                                           (think tank), December 1988 to
                                           present; Chief Executive
                                           Officer, Dentsu Institute for
                                           Human Studies (think tank) from
                                           November 1994 to June 2002.
-------------------------------------------------------------------------------------------------

TAKESHI ISAYAMA (63)
-------------------------------------------------------------------------------------------------
Director                  since January    Vice Chairman, Nissan Motor                 1
                              2005         Co., Ltd., September 2001 to
                                           present; Director, Terumo
                                           Corp., June 2006 to present;
                                           Visiting Scholar, Asia Pacific
                                           Research Center, Stanford
                                           University, September 2000 to
                                           2001; Adviser, Mitsui Marine &
                                           Fire Insurance Co., Ltd.,
                                           October 1999 to August 2001.
-------------------------------------------------------------------------------------------------


36 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY DIRECTOR
-------------------------------------------------------------------------------------------------
YOSHIHIKO MIYAUCHI (71)
-------------------------------------------------------------------------------------------------
Director                    since July     Director, Access Co., Ltd.,                 1
                               1996        April 2006 to present;
                                           Chairman and Chief Executive
                                           Officer, ORIX Corporation
                                           (financial services), April
                                           2000 to present;
                                           Representative Director,
                                           ORIX Baseball Club Co.,
                                           Ltd., November 1988 to
                                           present; Director, Nippon
                                           Venture Capital Co., Ltd.,
                                           February 1996 to present;
                                           Director, Fuji Xerox Co.,
                                           Ltd., March 1999 to June
                                           2006; Director, Aozora Bank,
                                           Ltd., September 2000 to
                                           present; Director, Yasuda
                                           EMP Limited, February 2001
                                           to present; Director, ORIX
                                           America, Inc., September
                                           1972 to present; Director,
                                           ORIX Commercial Alliance
                                           Corporation and subsidiaries,
                                           August 1968 to present; Director,
                                           ORIX Financial Services, Inc.,
                                           August 1963 to present;
                                           Director, ORIX USA Corporation
                                           and Subsidiaries, August 1981 to
                                           present; Director, ORIX
                                           Capital Markets, LLC., April
                                           1997 to present; Director,
                                           ORIX Hawaii, Inc., April
                                           1989 to present; Director,
                                           Showa Shell Sekiya K.K.,
                                           March 2003 to present;
                                           Director, Sony Corporation,
                                           June 2003 to present;
                                           Director, DAIKYO Incorporated,
                                           March 2005 to present; Director,
                                           Sojitz Corporation, June 2005 to
                                           present; Director, Infrastructure
                                           Leasing & Financial Services
                                           Limited, March 1993 to present.


                                                       The Japan Fund, Inc. | 37

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY DIRECTOR
-------------------------------------------------------------------------------------------------
OSAMU NAGAYAMA (59)
-------------------------------------------------------------------------------------------------
Director                    since June     President and CEO, Chugai                   1
                               2005        Pharmaceutical Co., Ltd.,
                                           1978 to present; President, The
                                           Japan Pharmaceutical
                                           Manufacturers Association,
                                           May 1998 to May 2004.
-------------------------------------------------------------------------------------------------


38 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

The following table presents information about each Officer of the Fund. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o SEI Investments, One Freedom Valley Drive, Oaks, PA 19456. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other Officers hold offices in accordance with the By-Laws of the Fund. the following chart lists officers as of September 30, 2006.

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY OFFICER
-------------------------------------------------------------------------------------------------
JOHN F. MCNAMARA (64)
-------------------------------------------------------------------------------------------------
President,                  since 2002     President and Chief Executive               1
Co Anti-Money                              Officer of Fidelity Management
Laundering Officer &                       Trust Company, 1998-2001.
Chief Compliance            since 2004
Officer

OTHER DIRECTORSHIPS HELD: I HAVE A DREAM FOUNDATION (1992 TO PRESENT); BRIGHAM &
WOMEN'S ORTHOPEDIC GROUP (1997 TO PRESENT); BOSTON YMCA (1998 TO PRESENT); THE
ATLANTIS CHINA FUND (2004 TO PRESENT); BOSTON URBAN YOUTH FOUNDATION (2005 TO
PRESENT); CHIRIN ASIA PACIFIC FUND LIMITED (2005 TO PRESENT).
-------------------------------------------------------------------------------------------------

STEPHEN F. PANNER (36)
-------------------------------------------------------------------------------------------------
Treasurer, Controller       since 2005     Accounting Director of the                  1
& Chief Financial                          Administrator since 2005;
Officer*
                                           Fund Administration Manager, Old
                                           Mutual Fund Services, 2000-2005.

                                           Chief Financial Officer,
                                           Controller and Treasurer, PBHG
                                           Funds and PBHG Insurance Series
                                           Fund, 2004-2005.

                                           Assistant Treasurer, PBHG Funds
                                           and PBHG Insurance Series Fund,
                                           2000-2004.

                                           Assistant Treasurer, Old Mutual
                                           Advisors Fund, 2004-2005.

OTHER DIRECTORSHIPS HELD: NONE
-------------------------------------------------------------------------------------------------


                                                       The Japan Fund, Inc. | 39

Directors and Officers (Unaudited) (concluded)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY OFFICER
-------------------------------------------------------------------------------------------------
NICOLE WELCH (29)
-------------------------------------------------------------------------------------------------
Co Anti-Money               since 2005     Assistant Vice President and                1
Laundering Officer                         Anti-Money Laundering Compliance
& Assistant Secretary*                     Coordinator of SEI Investments
                                           since 2005. Compliance Analyst,
                                           TD Waterhouse, 2004.

                                           Senior Compliance Analyst, UBS
                                           Financial Services, 2002-2004.
                                           Knowledge Management Analyst,
                                           PricewaterhouseCoopers
                                           Consulting, 2000-2002.

OTHER DIRECTORSHIPS HELD: NONE
-------------------------------------------------------------------------------------------------

SOFIA A. ROSALA (33)
-------------------------------------------------------------------------------------------------
Vice President              since 2005     Vice President and Assistant                1
& Secretary*                               Secretary of SIMC and the
                                           Administrator since 2005.
                                           Compliance Officer of SEI
                                           Investments, September 2001-2004.
                                           Account and Product Consultant,
                                           SEI Private Trust Company,
                                           1998-2001.

OTHER DIRECTORSHIPS HELD: NONE
-------------------------------------------------------------------------------------------------

JAMES NDIAYE (38)
-------------------------------------------------------------------------------------------------
Vice President              since 2004     Vice President and Assistant                1
& Assistant Secretary*                     Secretary of SIMC and the
                                           Administrator since 2005; Vice
                                           President, Deutsche Asset
                                           Management from 2003-2004;
                                           Associate, Morgan, Lewis &
                                           Bockius, LLP, 2000-2003.

OTHER DIRECTORSHIPS HELD: NONE
-------------------------------------------------------------------------------------------------


40 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------

                                                                               NUMBER OF
NAME, AGE                                  PRINCIPAL                           PORTFOLIOS IN FUND
AND POSITION(S)            LENGTH OF       OCCUPATION(S)                       COMPLEX OVERSEEN
HELD WITH THE FUND         TIME SERVED     DURING PAST 5 YEARS                 BY OFFICER
-------------------------------------------------------------------------------------------------
MICHAEL T. PANG (34)
-------------------------------------------------------------------------------------------------
Vice President              since 2005     Vice President and Assistant                1
& Assistant Secretary*                     Secretary of SIMC since 2005.
                                           Counsel, Caledonian Bank &
                                           Trust's Mutual Funds Group, 2004.
                                           Counsel, Permal Asset Management,
                                           2001-2004. Associate, Schulte,
                                           Roth & Zabel's Investment
                                           Management Group, 2000-2001.
                                           Staff Attorney, U.S. SEC's
                                           Division of Enforcement,
                                           Northeast Regional Office,
                                           1997-2000.

OTHER DIRECTORSHIPS HELD: NONE
-------------------------------------------------------------------------------------------------

TIMOTHY D. BARTO (38)
-------------------------------------------------------------------------------------------------
Vice President              since 2002     Vice President and Assistant                1
& Assistant Secretary*                     Secretary of the Administrator
                                           and the Distributor since 1999;
                                           Associate, Dechert (law firm),
                                           1997 to 1999.

OTHER DIRECTORSHIPS HELD: NONE
--------------------------------------------------------------------------------

* THESE OFFICERS OF THE FUND ALSO SERVE AS OFFICERS TO ONE OR MORE MUTUAL FUNDS FOR WHICH SEI INVESTMENTS COMPANY OR ITS AFFILIATES ACT AS INVESTMENT MANAGER, ADMINISTRATOR OR DISTRIBUTOR.


                                                       The Japan Fund, Inc. | 41

Disclosure of Fund Expenses (Unaudited) (concluded)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund's gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund's average net assets; this percentage is known as the mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under "Expenses Paid During Period."


42 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

HYPOTHETICAL 5% RETURN. This section helps you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund's comparative cost by comparing the hypothetical result for the Fund in the "Expense Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT the Fund's actual return -- the account values shown may not apply to your specific investment.

                               BEGINNING     ENDING                 EXPENSES
                                ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                 VALUE       VALUE       EXPENSE     DURING
THE JAPAN FUND, INC.            04/01/06    09/30/06     RATIOS      PERIOD*
----------------------------------------------------------------------------
ACTUAL FUND RETURN             $1,000.00   $  907.80      1.27%       $6.01
HYPOTHETICAL 5% RETURN          1,000.00    1,018.50      1.27         6.36
----------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSES RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).


                                                       The Japan Fund, Inc. | 43

Approval of Investment Advisory Agreements (Unaudited)
--------------------------------------------------------------------------------

APPROVAL OF NEW SUB-INVESTMENT ADVISORY AGREEMENT AND BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS.

On April 27, 2006, the Board of Directors (the "Board" or each independently a "Director") voted to approve a general research services agreement (the FRAC Sub-Advisory Agreement) among Fidelity Management & Research Company ("FMR"), FMR Co., Inc. ("FMRC"), Fidelity Investments Money Management, Inc. ("FIMM"), and Fidelity Research & Analysis Company ("FRAC") (the Investment Adviser and Sub-Advisors for the Fund), effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board determined that it would be beneficial for the Fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the Fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the Fund's existing advisory or sub-advisory agreements; (ii) the investment process or strategies employed in the management of the Fund's assets; (iii) the nature or level of services provided under the Fund's advisory or sub-advisory agreements; (iv) the day-to-day management of the Fund or the persons primarily responsible for such management; (v) or the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the FRAC Sub-Advisory Agreement would not necessitate prior shareholder approval of the FRAC Sub-Advisory Agreement or result in an assignment and termination of the Fund's advisory or sub-advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the Fund will not bear any additional management fees or expenses and under which the Fund's portfolio manager would not change, it did not consider the Fund's investment performance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board concluded that the FRAC Sub-Advisory Agreement was fair and reasonable, and that the FRAC Sub-Advisory Agreement should be approved.

In connection with its renewal of the Fund's Advisory Agreement and Sub-Advisory Agreements, the Board then considered: (i) the nature, extent, and quality of the


44 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

Advisor's and Sub-Advisor's services provided to the Fund; (ii) investment performance of the Fund; (iii) the Advisor's profits and costs, and the Fund's expense ratio; and (iv) whether there have been economies of scale in respect of the management of the Fund.

BOARD APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors (the "Board") is scheduled to regularly meet four times a year. During the year ended December 31, 2005, the Board met six times. Matters bearing on the Fund's Advisory Agreement and Sub-Advisory Agreements (the "Agreements") are considered at most, if not all, of its meetings. The Directors regularly receive information relating to the existing Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of the Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Fund, and (c) the economic outlook and general investment outlook in the markets in which the Fund invests. The Directors also regularly receive information regarding (a) performance attribution analysis of the Fund, (b) the Fund's compliance with prospectus and regulatory requirements, (c) the allocation of the Fund's brokerage, including (i) allocations, if any, to brokers affiliated with the Advisor or Sub-Advisors, and (ii) the use of "soft" commission dollars to pay for research.

At a meeting held on April 27, 2006 the Directors unanimously approved the continuance of the Agreements until December 1, 2006.

In connection with the approval of the Agreements the Directors had requested and evaluated extensive materials, in addition to those referenced above, from the Advisor and other sources, including, among other items, information on (a) the overall organization of the Advisor and Sub-Advisors, (b) investment management and research staffing, (c) the Advisor's financial statements for the last two fiscal years, profitability of the Advisor from services provided to the Fund, (d) the use of brokerage commissions to pay Fund expenses, and (e) the resources devoted to and the record of compliance with the Fund's (i) investment policy, (ii) investment restrictions (iii) policies on personal securities transactions and (iv) other policies and procedures that form the Advisor's portion of the Fund's compliance program. Prior to voting, the Directors reviewed the proposed continuance of the Agreements with the Advisor. The Directors received a memorandum from legal counsel (independent of the Advisor) discussing the legal standards for the Directors' consideration of the proposed continuance of the Agreements.


                                                       The Japan Fund, Inc. | 45

Approval of Investment Advisory Agreements (concluded)
--------------------------------------------------------------------------------

In reaching their determination, the Directors did not identify any particular information that was controlling, and it is likely each director individually attributed different weights to the various factors they considered.

THE NATURE, EXTENT AND QUALITY OF THE ADVISOR'S AND SUB-ADVISORS' SERVICES.
The Directors considered their knowledge of the nature and quality of the services provided to the Fund by the Advisor and Sub-Advisors under the Agreements, the expertise of the personnel who provide these services and the breadth of equity research resources available to the Fund's portfolio manager. In addition to the investment research and advisory services, the Board considered the technology, communications, internal controls and compliance resources of the Advisor. The Board also considered the Advisor's and Sub-Advisors' reputation, financial strength, experience, as well as their access to research services from brokers to which the Advisor and Sub-Advisors may have allocated the Fund's and/or other clients' brokerage in "soft dollar" arrangements. In addition, the Directors considered the other direct and indirect benefits to the Fund, such as the Fund's participation in the Fidelity Commission Recapture Program. The Board concluded that it was satisfied with the nature, extent and quality of services being provided by the Advisor and Sub-Advisors.

INVESTMENT PERFORMANCE. The Board also reviewed the Fund's investment performance during the time the Advisor and Sub-Advisors managed the Fund and compared it to the performance of an appropriate index and the performance of a peer group of mutual funds. The Directors noted that as of March 31, 2006 the Fund's one year results were below the index and were in the bottom quartile of the Lipper universe of Japanese equity funds; the Fund's three year results were above the index and were in the second best quartile of the Lipper universe of Japanese equity funds; the Fund's five year results (which included the previous advisor's performance) were just above the index and were in the second best quartile of the Lipper universe of Japanese equity funds; and the Fund's ten year results (which included the previous advisor's performance) were above the index and were in the first quartile of the Lipper universe of Japanese equity funds. The Directors understood that market conditions and specific investment decisions could adversely affect the Fund's investment performance in absolute and/or relative terms over short, or longer periods of time. The Directors noted that they would continue to closely monitor the performance of the Fund.


46 | The Japan Fund, Inc.

--------------------------------------------------------------------------------

ADVISOR'S PROFITS AND COSTS; FUND'S EXPENSE RATIO. In connection with its interim review of the Agreements, the Directors considered the Fund's unique relationship with Fidelity. The Board noted that Fidelity was not the sponsor of the Fund, and that the Advisor, the Sub-Advisory, and their affiliates do not provide services to the Fund other than advisory services under the investment advisory contract. The Board reviewed general financial information about the Advisor and a presentation regarding the Advisor's profitability from services to the Fund. The Board received a representation from the Advisor that the method of allocating costs related to the Fund was consistent with the method of allocating costs related to the other funds advised by the Advisor. The Board also considered the direct and indirect benefits to the Advisor and Sub-Advisors from their relationship with the Fund. The Board took into account the various services provided to the Fund by the Advisor and Sub-Advisors, including the services required to manage a portfolio of Japanese securities and reallocation of assets on an ongoing basis. The Board of Directors, including the Non-Interested Directors, considered (a) the Advisor's financial condition, (b) Fund's expense ratio, (c) the expense ratios of a peer group of funds and (d) the advisory fee charged to other clients of the Advisor and Sub-Advisors for similar services. The Board noted that the Fund's management fee (excluding the administration fee) was slightly lower than the average and median of other funds in its peer category, that the Fund's management fee (including the administration fee) was slightly lower than the average and equal to the median of other funds in its peer category and that its overall operating expenses were lower than the average and median of other funds in its peer category.

Based on the information reviewed and its discussions, the Board, including a majority of the Non-Interested Directors, concluded that the management fee was reasonable in relation to the services provided.

ECONOMIES OF SCALE. The Board considered the Fund's management fee, noting that it contained breakpoints. When assets increased over the breakpoint levels the management fee rates were reduced on the incremental assets. As a consequence, the Board determined that the Fund and its shareholders realized economies of scale because the total expense ratio was lower than it would have been had there been no breakpoints. The Board did not believe that further breakpoints were warranted at this time.


                                                       The Japan Fund, Inc. | 47

Notes
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      THE JAPAN FUND, INC.
      c/o SEI Investments Distribution Co.
      One Freedom Valley Drive
      Oaks, PA 19456

      INVESTMENT ADVISOR:

      Fidelity Management & Research Company
      82 Devonshire Street
      Boston, MA 02109

      DISTRIBUTOR:

      SEI Investments Distribution Co.
      One Freedom Valley Drive
      Oaks, PA 19456

      CHAIRMAN AND BOARD OF DIRECTORS:

      THE JAPAN FUND, INC.
      225 Franklin Street, 26th Floor
      Boston, MA 02110

      TO OBTAIN MORE INFORMATION:

      Call 1-800-53-JAPAN (1-800-535-2726)
      or visit us online at www.thejapanfund.com
      This material must be preceded or accompanied by a current prospectus.

      HOW TO OBTAIN A COPY OF THE FUND'S QUARTERLY SCHEDULE OF PORTFOLIO
      HOLDINGS:

      The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

      HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES:

      A description of the guidelines that the Fund or the Fund's investment advisor uses to vote proxies relating to portfolio securities, as well as how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge (i) by visiting our website at www.thejapanfund.com or (ii) calling us toll-free at 1-800-53-JAPAN (1-800-535-2726); and (iii) on the Securities and Exchange Commission's website at http://www.sec.gov.

      [LOGO] Printed on recycled paper.                          JPN-AR-001-0600

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, the principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The "audit committee financial expert" is Lynn Birdsong and he is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Aggregate Fees billed to the registrant for professional services rendered by the registrant's principal accountant for fiscal years ended September 30, 2006(2) and December 31, 2005 were as follows:

------------------- ----------------------------------------------------- -----------------------------------------------------
                                   SEPTEMBER 30, 2006(2)                                    DECEMBER 31, 2005
------------------- ----------------------------------------------------- -----------------------------------------------------
                    All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                    services to the   services to       and services to   services to the   services to       and services to
                    registrant that   service           service           registrant that   service           service
                    were pre-         affiliates that   affiliates that   were pre-         affiliates that   affiliates that
                    approved          were pre-         did not require   approved          were pre-         did not require
                                      approved          pre-approval                        approved          pre-approval
-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)      Audit
         Fees(1)        $ 25,500            N/A               $ 0             $ 24,500            N/A               $ 0

-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)      Audit-
         Related          $ 0               $ 0               $ 0               $ 0               $ 0               $ 0
         Fees
-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)      Tax
         Fees             $ 0               $ 0               $ 0               $ 0               $ 0               $ 0

-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)      All
         Other            $ 0               $ 0               $ 0           $ 8,000 (3)           $ 0               $ 0
         Fees
-------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------

Notes:

   (1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
   (2)   During 2006 the registrant changed its fiscal year end to September 30.
   (3) Fee for AML review, which was pre-approved by the Audit Committee prior to the engagement.

(e)(1) The audit committee of the registrant's board of directors, pursuant to its audit committee charter (the "Charter") and in accordance with paragraph
(c)(7)(i)(A) of Rule 2-01 of Regulation S-X, selected the principal auditor and approved all of the audit and non-audit services that were provided and the fees that were paid in each of 2006 and 2005 before the principal auditor was engaged to provide such services. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, registrant's audit committee also, if applicable, pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser or its adviser affiliates that provide ongoing services to the registrant, if the engagement relates to the operations and financial reporting of the registrant. To date the audit committee has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the registrant. The audit committee itself must approve all such services in advance in accordance with its Charter.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved by the registrant's audit committee pursuant to paragraph
(c)(7)(i)(A) of Rule 2-01 of Regulation S-X before the engagement of the principal auditor. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the full-time, permanent employees of the principal auditor was 0%.

(g) The aggregate non-audit fees billed to registrant's investment adviser or its adviser affiliates by for professional services rendered to the registrant's investment adviser or its adviser affiliates that provide ongoing services to the registrant for each of the last fiscal year of the registrant was as follows:

                  FY 2006:      $          0
                  FY 2005:      $          0

(h) The registrant's audit committee has considered the provision of non-audit services that were rendered by the principal auditor to the registrant's investment adviser and the adviser's affiliates, including, if applicable, any that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining the independence of the accountant, taking into account representations from the principal auditor, in accordance with Independence Standards Board requirements and the meaning of the Securities laws administered by the SEC, regarding its independence from the registrant, its investment adviser and the adviser's affiliates.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period there have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)                          The Japan Fund, Inc.


                                      /s/ John F. McNamara
                                      --------------------------------
                                      John F. McNamara, President

Date:  December 8, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                      /s/ John F. McNamara
                                      --------------------------------
                                      John F. McNamara, President

Date:  December 8, 2006


                                      /s/ William L. Givens
                                      --------------------------------
                                      William L. Givens, Chairman of the Board

Date:  December 8, 2006


                                      /s/ Stephen F. Panner
                                      --------------------------------
                                      Stephen F. Panner, Chief Financial Officer

Date:  December 8, 2006